ADVANTUS MONEY MARKET FUND, INC.

SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2002

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

ADVANTUS MONEY MARKET FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN
SECURITIES                         4

STATEMENT OF ASSETS
AND LIABILITIES                    6

STATEMENT OF
OPERATIONS                         7

STATEMENTS OF CHANGES
IN NET ASSETS                      8

NOTES TO FINANCIAL
STATEMENTS                         9

DIRECTORS AND
EXECUTIVE OFFICERS                12

SHAREHOLDER SERVICES              14

LETTER FROM THE PRESIDENT

[PHOTO]


Dear Shareholder:

The economic recovery is well underway, which was no small task in light of nearly two years of slowing economic growth, a series of major corrections in the stock market and the September 11 attacks on America, which devastated the already ailing economy and stock market. We feel that the economy is improving, largely due to hand-in-glove monetary and fiscal strategies.

MONETARY POLICY: THE FEDERAL RESERVE'S AGGRESSIVE ACTIONS. In 2001, the Fed dropped its fed funds rate by 475 basis points (4.75%). The U.S. hadn't seen rates this low since the early 1950s. The Fed has met twice in 2002 and has not yet changed the fed funds rate. At the January 30 meeting, the Fed had a bias toward weakness. At the March 19 meeting, they changed to a neutral bias. Clearly, they believe things are looking up.

FISCAL POLICY: CONGRESSIONAL ACTIONS. In March, Congress approved more than $70 billion to further fund our country's fiscal initiatives. Although this was less than half of the amount originally sought, it will provide a significant boost to the overall economy. These fiscal policies included:

-    Social programs to help Americans

- Aiding in the unprecedented search for victims and clear the World Trade Center complex in New York City

-    Setting up the national network needed for Homeland Security

-    Increasing defense spending, substantially

Business spending (goods and inventories) continued to decline in the second half of 2001, following a trend started in the previous year. The business economy has retooled since September 11. Late in fourth quarter 2001, we saw companies drawing down inventories to low levels. The good news is that this has led to some production increases to rebuild inventory in the first quarter 2002. Companies are still cautious in their capital spending. We've come a long way in the past six months, and we believe all signs point to continued progress.

Market cycles and economic signs point to an equity market recovery. Remember that valuations are key, and companies need to generate sustainable profits to court potential investors. As investors' confidence returns to the equity market, the debt market will likely ratchet down. We believe equities will outperform bonds, and bonds will outperform cash.

As the economy gathers momentum in the second half of the year, we expect upward pressure on interest rates, particularly the short maturities. We also expect that since the Federal Reserve has shifted to a neutral bias, it will later move towards a more restrictive posture. Keep in mind that each Federal Reserve action takes about 13 months to work through the economy, and we had 10 Fed actions in 2001. All in all, we believe that economic recovery is underway.

This reporting period was an extremely difficult period for our nation and for our markets, and history will record it as such. We believe the investment landscape is steadily improving, so keep focused on your investment objectives and think long term. Long-term investors are rewarded for their discipline and patience.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff
President, Advantus Funds

ADVANTUS MONEY MARKET FUND

PERFORMANCE
The Advantus Money Market Fund returned .75 percent* for the six-month period ended March 31, 2002. This compares to the Fund's benchmark, the three-month Treasury Bill**, which returned 1.07 percent over the same period.

PERFORMANCE ANALYSIS
A major transition occurred in the financial markets over the past six months. After the terrorist attacks of September 11th, the Federal Reserve lowered the Federal Funds rate another 1.75 percent to bolster confidence and spur the economy. However, during first quarter of 2002, with signs emerging that the U.S. economy was improving, the Fed left short-term rates unchanged and altered their bias regarding the economy from weakness to neutral. As the Fed's stance shifted and the economy found a footing, the fixed income market began to anticipate a future landscape of stronger economic growth and higher interest rates.

The low absolute returns were a function of short-term interest rates continuing to fall during the last three months of 2001 and remaining extremely low during the first quarter of 2002. Signs that the U.S. economy was gradually improving pushed rates up only slightly over the past three months, with the yield on the three-month T-bill increasing .07 percent to 1.78 percent and the yield on the six-month T-bill increasing .32 percent to 2.11 percent. Such yields remain near the lowest levels in forty years and, as a consequence, yields offered by many large, high-quality commercial paper issuers remain depressed, with most issuers offering only around 2.00 percent over the past several months compared to over
5.00 percent a year ago.

Throughout the past half-year, in what were fairly uncertain times, the investment approach applied to the Advantus Money Market Fund continued to be conservative and straightforward. Although attractive yields were hard to come by, we did not compromise the Fund's safety and liquidity to marginally enhance returns. Principal preservation and minimal credit risk remained our primary focus. In addition, we kept the Fund's days to maturity fairly short given the historically low rate environment and our view of future Fed policy.

OUTLOOK
As we progress through 2002, we feel that high-quality U.S. corporate commercial paper remains a sound alternative for investors seeking a high degree of safety and liquidity for a portion of their portfolios. We believe this is particularly true given the possibility of significant financial market volatility related to the wars and conflicts occurring in various parts of the world today. The Advantus Money Market Fund has over 95 percent of its assets invested in high quality corporate commercial paper (i.e., commercial paper that is rated A-1 or higher by Standard and Poor's and P-1 by Moody's). In addition, the Fund's holdings are well diversified over a variety of stable industries. While money market returns remain low, investors should consider the benefits of excellent liquidity and principal preservation during periods of high volatility.

PERFORMANCE UPDATE

[PHOTO OF STEVEN S. NELSON]

STEVEN S. NELSON, CFA
PORTFOLIO MANAGER

The Advantus Money Market Fund is a mutual fund designed for investors seeking a high level of current income consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve its objective by concentrating investments in short-term money market instruments including U.S. Treasury Bills, high grade commercial paper and bank certificates of deposit.

-    Seeks to maintain stable net asset value.

-    Free checkwriting and telephone redemption.

-    Dividends declared daily and paid monthly.

Investments in the Advantus Money Market Fund are neither insured nor guaranteed by the U.S. Government, and while the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

We feel that the U.S. economy is gathering steam and the momentum should grow as the year progresses which will put upward pressure on interest rates. The Fed has taken the foot off the accelerator with their shift to a neutral bias regarding the economy. Now the question is when will the Fed begin tapping the brakes. We expect that later this year the Fed will begin the cycle of controlling economic growth by lifting short-term interest rates higher. As this process unfolds, we expect that short-term interest rates will climb and yields on high quality commercial paper and money market funds in general will increase.

                            AVERAGE DAYS TO MATURITY

                       NUMBER OF DAYS
      10/2/2001              40
      10/9/2001              40
     10/16/2001              47
     10/23/2001              48
      11/6/2001              45
     11/13/2001              45
     11/20/2001              40
     11/27/2001              52
      12/4/2001              48
     12/11/2001              51
     12/18/2001              52
     12/25/2001              57
       1/1/2002              53
       1/8/2002              48
      1/22/2002              49
      1/29/2002              48
       2/5/2002              46
      2/12/2002              52
      2/19/2002              54
      2/26/2002              47
       3/5/2002              43
      3/12/2002              36
      3/19/2002              35
      3/26/2002              31

                            SEVEN-DAY COMPOUND YIELD*

                       PERCENTAGE
      10/2/2001          2.62%
      10/9/2001          2.74%
     10/16/2001          2.33%
     10/23/2001          1.98%
      11/6/2001          1.60%
     11/13/2001          1.64%
     11/20/2001          1.76%
     11/27/2001          1.78%
      12/4/2001          1.61%
     12/11/2001          1.64%
     12/18/2001          1.32%
     12/25/2001          1.38%
       1/1/2002          1.39%
       1/8/2002          1.29%
      1/22/2002          1.16%
      1/29/2002          1.24%
       2/5/2002          1.18%
      2/12/2002          1.24%
      2/19/2002          1.18%
      2/26/2002          1.23%
       3/5/2002          1.18%
      3/12/2002          1.22%
      3/19/2002          1.23%
      3/26/2002          1.24%

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result. This yield quotation more closely reflects the earnings of the Money Market Fund than the total return quote.

*HISTORICAL PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. INVESTMENT RETURNS WILL FLUCTUATE.

**TREASURY BILLS ARE BACKED BY THE FULL FAITH AND CREDIT OF THE UNITED STATES GOVERNMENT.

ADVANTUS MONEY MARKET FUND
INVESTMENTS IN SECURITIES
MARCH 31, 2002
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

PRINCIPAL                                                                        RATE    MATURITY        VALUE(a)
---------                                                                        ----    --------        --------
COMMERCIAL PAPER (65.7%)
      BASIC MATERIALS (4.8%)
      Manufacturing (4.8%)
$   2,000,000   CXC, Inc.(c)                                                     1.860%  05/17/02      $ 1,995,322
                                                                                                       -----------
      COMMUNICATION SERVICES (4.8%)
      Technology (4.8%)
    2,000,000   Verizon Communications                                           1.790%  04/11/02        1,999,020
                                                                                                       -----------
      CONSUMER CYCLICAL (14.5%)
      Food (4.9%)
    2,000,000   H.J. Heinz Company (c)                                           6.490%  11/15/02        2,039,425
                                                                                                       -----------
      Publishing (9.6%)
    2,000,000   Gannett Company, Inc.                                            1.828%  04/22/02        1,997,898
    2,000,000   McGraw-Hill Companies, Inc.                                      1.856%  04/15/02        1,998,577
                                                                                                       -----------
                                                                                                         3,996,475
                                                                                                       -----------
      CONSUMER STAPLES (6.4%)
      Beverage (6.4%)
    2,700,000   Anheuser-Busch Companies, Inc. (c)                               3.802%  04/03/02        2,699,438
                                                                                                       -----------
      FINANCIAL (18.4%)
      Auto Finance (2.9%)
    1,200,000   General Motors Acceptance Corporation                            3.877%  04/02/02        1,199,872
                                                                                                       -----------
      Consumer Finance (11.9%)
    2,000,000   Atlantis One Funding                                             1.842%  05/01/02        1,996,977
    2,000,000   Barton Capital                                                   1.833%  05/09/02        1,996,190
    1,000,000   Ciesco Limited Partnership                                       1.817%  04/08/02          999,652
                                                                                                       -----------
                                                                                                         4,992,819
                                                                                                       -----------
      Finance-Diversified (3.6%)
    1,500,000   Enterprise Fund (c)                                              1.858%  04/18/02        1,498,703
                                                                                                       -----------
      HEALTH CARE (4.8%)
      Drugs (4.8%)
    2,000,000   Schering-Plough Corporation                                      1.778%  04/03/02        1,999,805
                                                                                                       -----------
      UTILITIES (12.0%)
      Electric Companies (7.2%)
    2,000,000   Edison International                                             1.881%  05/16/02        1,995,372
    1,000,000   Idaho Power Corporation                                          1.828%  04/16/02          999,249
                                                                                                       -----------
                                                                                                         2,994,621
                                                                                                       -----------
      Natural Gas (4.8%)
    2,000,000   Nicor, Inc.                                                      2.567%  04/01/02        2,000,000
                                                                                                       -----------
               Total commercial paper (cost: $27,415,500)                                               27,415,500
                                                                                                       ===========

See accompanying notes to investments in securities.

MARCH 31, 2002
(UNAUDITED)

PRINCIPAL                                                                        RATE    MATURITY        VALUE(a)
---------                                                                        ----    --------        --------
U.S. GOVERNMENT OBLIGATIONS (24.0%)
$   2,000,000   Federal Home Loan Bank                                           1.770%  04/17/02      $ 1,998,450
    5,000,000   Federal Home Loan Bank                                           1.741%  04/26/02        4,994,044
    2,000,000   Federal Home Loan Mortgage Corporation                           1.805%  04/30/02        1,997,136
    1,000,000   Federal Home Loan Mortgage Corporation                           1.799%  05/07/02          998,229
                                                                                                       -----------
                Total U.S. government obligations (cost: $9,987,859)                                     9,987,859
                                                                                                       -----------
SHARES
------
MONEY MARKET FUNDS (9.5%)
  1,862,115    Federated Money Market Obligation Trust -
               Prime Obligation Fund, current rate 1.900%                                                1,862,115
     77,573    Provident Institutional Fund - TempFund Portfolio,
               current rate 1.970%                                                                          77,573
  2,017,286    Wells Fargo & Company - Cash Investment Fund,
               current rate 1.810%                                                                       2,017,286
                                                                                                       -----------
               Total Money Market Funds (cost: $3,956,974)                                               3,956,974
                                                                                                       -----------
               Total investments in securities (cost: $41,360,333) (b)                                 $41,360,333
                                                                                                       ===========

Notes to Investments in Securities
----------------------------------

(a) Securities are valued by procedures described in note 1 to the financial statements.

(b) Also represents the cost of securities for federal income tax purposes at March 31, 2002.

(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors.

See accompanying notes to investments in securities.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002
(UNAUDITED)

                                                    ASSETS
Investments in securities, at market value - see accompanying
 schedule for detailed listing (identified cost: $41,360,333)                                           $41,360,333
Receivable for Fund shares sold                                                                             328,790
Receivable for investment securities sold                                                                     2,271
Accrued interest receivable                                                                                  47,626
Other receivables                                                                                               299
                                                                                                        -----------
     Total assets                                                                                        41,739,319
                                                                                                        -----------
                                                  LIABILITIES
Dividends payable to shareholders                                                                             2,355
Payable to Adviser                                                                                           30,068
                                                                                                        -----------
     Total liabilities                                                                                       32,423
                                                                                                        -----------
Net assets applicable to outstanding capital stock                                                      $41,706,896
                                                                                                        ===========
Represented by:
   Capital stock - authorized 10 billion shares of $.01 par value;
   outstanding 41,706,896 shares                                                                        $   417,069
   Additional paid-in capital                                                                            41,289,827
                                                                                                        -----------
     Total - representing net assets applicable to outstanding capital stock                            $41,706,896
                                                                                                        -----------
Net asset value per share                                                                               $      1.00
                                                                                                        ===========

                See accompanying notes to financial statements.

                                                         STATEMENT OF OPERATIONS
                                   PERIOD FROM OCTOBER 1, 2001 TO MARCH 31, 2002
                                                                     (UNAUDITED)

Investment income:
   Interest                                                                                               $ 483,416
                                                                                                          ---------
Expenses (note 3):
   Investment advisory fee                                                                                  102,899
   Rule 12b-1 fees                                                                                           51,440
   Administrative services fee                                                                               30,600
   Transfer agent and shareholder services fees                                                              95,903
   Custodian fees                                                                                             2,860
   Auditing and accounting services                                                                           5,300
   Legal fees                                                                                                 4,521
   Registration fees                                                                                         15,000
   Printing and shareholder reports                                                                          11,576
   Insurance                                                                                                  1,175
   Other                                                                                                      4,534
                                                                                                          ---------
       Total expenses                                                                                       325,808
   Less fees and expenses waived or absorbed by Adviser and Distributor:
     Rule 12b-1 fees                                                                                        (51,440)
     Other waived fees                                                                                      (99,440)
                                                                                                          ---------
       Total fees and expenses waived or absorbed                                                          (150,880)
                                                                                                          ---------
       Total net expenses                                                                                   174,928
                                                                                                          ---------
       Investment income - net                                                                              308,488
                                                                                                          ---------
Net increase in net assets resulting from operations                                                      $ 308,488
                                                                                                          =========

                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 2001 TO MARCH 31, 2002 AND YEAR ENDED SEPTEMBER 30, 2001 (UNAUDITED)

                                                                                          2002              2001
                                                                                      ------------     ------------
Operations:
   Investment income - net                                                            $    308,488     $  1,904,964
                                                                                      ------------     ------------
       Increase in net assets resulting from operations                                    308,488        1,904,964
                                                                                      ------------     ------------
Distributions to shareholders from net investment income                                  (308,488)      (1,904,964)
                                                                                      ------------     ------------
Capital share transactions at a constant net asset value of $1.00 (note 3):
   Proceeds from sales                                                                  28,728,241       66,749,910
   Proceeds from issuance of shares as a result of
     reinvested dividends                                                                  305,035        1,869,131
   Payments for redemption of shares                                                   (29,809,748)     (68,323,524)
                                                                                      ------------     ------------
       Increase (decrease) in net assets from capital share transactions                  (776,472)         295,517
                                                                                      ------------     ------------
       Total increase (decrease) in net assets                                            (776,472)         295,517
Net assets at beginning of period                                                       42,483,368       42,187,851
                                                                                      ------------     ------------
Net assets at end of period                                                           $ 41,706,896     $ 42,483,368
                                                                                      ============     ============

                See accompanying notes to financial statements.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 2002
                                                                     (UNAUDITED)

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The Advantus Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.

      The significant accounting policies of the Fund are summarized as follows:

   USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES

      All securities are valued at the close of each business day. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities are valued at amortized cost which approximates market value, in order to maintain a constant net asset value of $1.00. However, there is no assurance that the Fund will maintain the $1.00 NAV.

      Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

   FEDERAL TAXES

      The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

      Net investment income may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

   DISTRIBUTIONS TO SHAREHOLDERS

      Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Capital gains, if any, are paid annually.

(2)   INVESTMENT SECURITY TRANSACTIONS

      For the period ended March 31, 2002, purchases of securities and proceeds from sales aggregated $274,261,346 and $273,059,549, respectively.

(3)   EXPENSES AND RELATED PARTY TRANSACTIONS

      The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Securian Financial Group. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .50 percent.

      The Fund has adopted a Plan of Distribution relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Plan provides for a service fee up to .25 percent of average daily net assets to be paid to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. Securian is currently waiving all of the Rule 12b-1 fees.

      The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

      The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, outside legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

      The Fund has entered into a shareholder and administrative services agreement with Securian Financial Group. Under this agreement, the Fund pays a shareholder services fee, equal to $7 per shareholder account annually, to Securian Financial Group for shareholder services which Securian Financial Group provides. Prior to December 1, 2001, the Fund paid a shareholder services fee equal to $5 per shareholder account. The Fund also pays Securian Financial Group an administrative services fee equal to $5,100 per month for accounting, auditing, legal and other administrative services which Securian Financial Group provides.

      Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Advantus Capital has voluntarily agreed to absorb all funds costs and expenses which exceed .85% of the average daily net assets. During the period ended March 31, 2002, Advantus Capital voluntarily agreed to absorb $99,440 in expenses which were otherwise payable by the Fund.

      As of March 31, 2002, Securian Financial Group and subsidiaries and the directors and officers of the Fund as a whole owned 4,663,219 shares or 11.0 percent of the Fund's total shares outstanding.

      Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,720.

(4)   FINANCIAL HIGHLIGHTS

                                          PERIOD FROM
                                          OCTOBER 1,
                                            2001 TO
                                           MARCH 31,                      YEAR ENDED SEPTEMBER 30,
                                             2002       -------------------------------------------------------------
                                          (UNAUDITED)     2001          2000         1999          1998         1997
                                          -----------   -------       -------      -------       -------      -------
Net asset value beginning
  of year                                 $  1.00       $  1.00       $  1.00      $  1.00       $  1.00      $  1.00
                                          -------       -------       -------      -------       -------      -------
Income from investment
  operations:
   Net investment income                      .01           .04           .05          .04           .05          .05
                                          -------       -------       -------      -------       -------      -------
     Total from investment
       operations                             .01           .04           .05          .04           .05          .05
                                          -------       -------       -------      -------       -------      -------
Less distributions:
Dividends from net
  investment income                          (.01)         (.04)         (.05)        (.04)         (.05)        (.05)
                                          -------       -------       -------      -------       -------      -------
     Total distributions                     (.01)         (.04)         (.05)        (.04)         (.05)        (.05)
                                          -------       -------       -------      -------       -------      -------
Net asset value, end of period            $  1.00       $  1.00       $  1.00      $  1.00       $  1.00      $  1.00
                                          =======       =======       =======      =======       =======      =======
Total return(a)                              0.75%         4.56%         5.33%        4.24%         4.78%        4.69%
Net assets, end of
  period (in thousands)                   $41,707       $42,483       $42,188      $41,203       $60,901      $54,491
Ratio of expenses to
  average daily net assets(b)                 .85%(c)       .85%          .85%         .85%          .85%         .85%
Ratio of net investment income
  to average daily net assets(b)             1.50%(c)      4.45%         5.21%        4.17%         4.68%        4.61%

--------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. For periods less than one year, total returns have not been annualized.
(b) The Fund's Adviser and Distributor voluntarily waived or absorbed $150,880, $347,967, $381,551, $371,434, $323,639, and $288,928 in expenses for the period ended March 31, 2002 and the years ended September 30, 2001, 2000, 1999, 1998, and 1997. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.58%, 1.66%, 1.78%, 1.56%, 1.41%, and 1.43%, respectively, and the ratio of net investment income to average daily net assets would have been .77%, 3.64%, 4.28%, 3.46%, 4.12%, and 4.03%, respectively.
(c)  Adjusted to an annual basis.

ADVANTUS FUND
DIRECTORS AND EXECUTIVE OFFICERS

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of the Fund, and also serve in the same capacity for each of the other eleven Advantus Funds (the Advantus Funds are the twelve registered investment companies, consisting of 30 portfolios, for which Advantus Capital serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal

                                         POSITION WITH FUND
NAME, ADDRESS(1)                         AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
AND AGE                                  TIME SERVED                   DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------
William N. Westhoff                      President and                 President, Treasurer and Director,
Age: 54                                  Director since                Advantus Capital Management, Inc.;
                                         July 23, 1998                 Senior Vice President and Treasurer,
                                                                       Minnesota Life Insurance Company;
                                                                       President, MCM Funding 1997-1, Inc. and
                                                                       MCM Funding 1998-1, Inc. (entities holding
                                                                       legal title to mortgages beneficially owned
                                                                       by certain clients of Advantus Capital);
                                                                       Senior Vice President, Global Investments,
                                                                       American Express Financial Corporation,
                                                                       Minneapolis, Minnesota, from August 1994
                                                                       to October 1997
Frederick P. Feuerherm                   Vice President,               Vice President, Assistant Secretary and
Age: 55                                  Director and                  Director, Advantus Capital
                                         Treasurer since               Management, Inc.; Vice President,
                                         July 13, 1994                 Minnesota Life Insurance Company;
                                                                       Vice President and Director,
                                                                       MIMLIC Funding, Inc. (entity holding legal
                                                                       title to bonds beneficially owned by certain
                                                                       clients of Advantus Capital); Vice President
                                                                       and Assistant Secretary, MCM Funding
                                                                       1997-1, Inc. and MCM Funding 1998-1, Inc.
                                                                       (entities holding legal title to mortgages
                                                                       beneficially owned by certain clients of
                                                                       Advantus Capital)

                                         POSITION WITH FUND
NAME, ADDRESS(1)                         AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
AND AGE                                  TIME SERVED                   DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------------------

Ralph D. Ebbott                          Director since                Retired, Vice President and Treasurer
Age: 74                                  October 22, 1985              of Minnesota Mining and Manufacturing
                                                                       Company (industrial and consumer
                                                                       products) through June 1989

Charles E. Arner                         Director since                Retired, Vice Chairman of The First
Age: 79                                  April 30, 1986                National Bank of Saint Paul from
                                                                       November 1983 through June 1984;
                                                                       Chairman and Chief Executive Officer of
                                                                       The First National Bank of Saint Paul
                                                                       from October 1980 through November 1983

Ellen S. Berscheid                       Director since                Regents' Professor of Psychology at the
Age: 65                                  October 22, 1985              University of Minnesota

---------------------------------------------------------------------------------------------------------------
OTHER EXECUTIVE OFFICERS
---------------------------------------------------------------------------------------------------------------

Michael J. Radmer                        Secretary since               Partner with the law firm of
Dorsey & Whitney LLP                     April 16, 1998                Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Age: 56

--------------
(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Advantus Shareholder Services, toll free, at (800) 665-6005.

SHAREHOLDER SERVICES

     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST
You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus containing more complete information including charges and expenses, for any of the Advantus Funds you are interested in. Read the prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER
Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc./Franklin Advisors, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $2.3 billion in assets in addition to $11.3 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 15 years of investment experience.

ADVANTUS FAMILY OF FUNDS
Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

(This page has been left blank intentionally.)

THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

[LOGO ADVANTUS(TM) CAPITAL MANAGEMENT]


Distributed by:
SECURIAN FINANCIAL SERVICES, INC.
Securities Dealer, Member NASD/SIPC.
Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098
1.888.237.1838

3010-2002-1986N

SECURIAN FINANCIAL SERVICES, INC.
400 ROBERT STREET NORTH
ST. PAUL, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
ST. PAUL, MN
PERMIT NO. 3547

ADDRESS SERVICE REQUESTED




F.48642 Rev. 5-2002